REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of the 8th day of November, 2001, by and between Cash Systems, Inc., a Delaware corporation (the "Company") and VirtualFund.com, Inc., a Minnesota corporation ("VirtualFund").

          VirtualFund proposes to make a loan to the Company and in connection therewith the Company will issue to VirtualFund a Common Stock Purchase Warrant (the "Warrant") for up to 125,000 shares (the "Shares") of the Company's common stock. As used in this Agreement, the term "Shares" shall include any other securities issued as a dividend or other distribution with respect to the Shares, or into which the Shares are converted or for which they are exchanged, and any other or additional securities issuable upon exercise of the Warrant in accordance with its terms. As an inducement to VirtualFund to make the loan to the Company, the Company agrees with VirtualFund, for the benefit of VirtualFund and any other persons who from time to time are holders of the Warrant or the Shares (collectively the "Holders"), as follows:

     1.   Registration Rights.

          (a) Initial Registration. The Company shall promptly (but in no event later than the earlier of (a) 90 days after the closing date of a private placement of the Company's common stock in the amount of at least $3,000,000, or (b) 150 days from the date of this Agreement, the earlier of such 90th day or such 150th day being a "Filing Deadline") file with the Securities and Exchange Commission (the "Commission") and thereafter use its reasonable best efforts to cause to be declared effective no later than 90 days after the Filing Deadline (such 90th day being an "Effectiveness Deadline") a registration statement ("Registration Statement") on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), relating to the offer and sale of the Transfer Restricted Shares (as defined in Section 1(f) hereof) by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Registration Statement and Rule 415 under the Securities Act (hereinafter, a "Registration"); provided, however, that no Holder (other than VirtualFund) shall be entitled to have the Shares held by it covered by such Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

          (b) Demand Registrations. In addition to the initial Registration described in Section 1(a), at any time after such initial Registration Statement ceases to be effective the Company shall, upon the written request of Holders of at least 25% of the Transfer Restricted Shares, promptly file with the Commission a Registration Statement (a "Demand Registration") on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Shares and thereafter use its reasonable best efforts to cause such Registration Statement to be declared effective no later than 120 days after the date of the request from the Holders (such 120th day being the Effectiveness Deadline with respect to such Demand Registration), provided that the Company shall not be obligated to effect more than one (1) Demand Registration for the Holders pursuant to this Section 1(b) in any twelve month period nor more than a total of four (4) Demand Registrations for the Holders pursuant to this Section 1(b).




              (i) If at the time of any request to register Transfer Restricted Shares pursuant to this Section 1(b), the Company is engaged in, or has fixed plans to engage in within thirty (30) days of the time of such request, a registered public offering or is engaged in any other activity which, in the good faith determination of the Board of Directors of the Company, would be adversely affected by the Demand Registration to the material detriment of the Company, then the Company may at its option direct that such Demand Registration be delayed for a reasonable period not in excess of three (3) months from the effective date of such other offering or the date of completion of such other material activity, as the case may be; provided, however, that such right to delay a request may be exercised by the Company not more than once in any period of twelve (12) consecutive months. In addition, the Company shall not be required to effect any registration within ninety (90) days after the effective date of any other Registration Statement of the Company.
     In any such case, the Effectiveness Deadline for the Demand Registration shall be extended by a period equal to the period of the permitted delay.

               (ii) Each request for a Demand Registration by the Holders shall state the number of Transfer Restricted Shares proposed to be sold and the intended method of disposition thereof. Upon receiving a request for a Demand Registration, the Company shall promptly take such steps as are necessary or appropriate to prepare for the registration of the Transfer Restricted Shares that are the subject of such request.

               (iii) A Registration shall not constitute a Demand Registration until it has become effective and remains continuously effective for the Registration Period described in Section 1(d) hereof. In addition, a Registration shall not constitute a Demand Registration if
     (x) after such Demand Registration has become effective, such registration or the related offer, sale or distribution of Transfer Restricted Shares thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Holders and such interference is not thereafter eliminated or (y) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure by the Holders.

          (c) Incidental Registrations. At any time after the date of this Agreement, if the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account (other than a registration statement on Form S-4 or S-8 or any successor thereto), then the Company shall give written notice of such proposed filing to each of the Holders of Transfer Restricted Shares at least thirty (30) days before the anticipated filing date. Such notice shall describe the proposed Registration and distribution and offer such Holders the opportunity to register all or a portion of the Transfer Restricted Shares then owned by such Holder (an "Incidental Registration"). The Company shall, and shall use its best efforts
     (within ten (10) days of the notice provided for in the preceding sentence) to cause the managing underwriter or underwriters of a proposed underwritten offering (the "Managing Underwriter") to permit each of the Holders who have requested in writing to participate in the Incidental Registration to include such Holder's Transfer Restricted Shares in such offering on the same terms and conditions as the securities of the Company included therein. In connection with any Incidental Registration under this Section 1(c) involving an underwriting, the Company shall not be required to include any Transfer Restricted Shares in such underwriting unless the Holders thereof accept the terms of the underwriting as agreed upon between the Company and the Managing Underwriter, and then only in such quantity as shall not, in the opinion of the Managing Underwriter, jeopardize the success of the offering by the Company. If in the written opinion of the Managing Underwriter the registration of all or part of the Transfer Restricted Shares which the Holders have requested to be included would materially adversely affect such offering, then the Company shall include in such Incidental Registration, to the extent of the number of shares that the Managing Underwriter believes may be sold, if any, without causing such adverse effect, first, all of the securities to be offered for the account of the Company; second the Transfer Restricted Shares to be offered for the account of the Holders pursuant to this Section 1(c), pro rata based on the amount recommended by the Managing Underwriter;
     and third, any other securities requested to be included in such underwriting.

          (d) The Company shall use its reasonable best efforts to keep any Registration Statement filed pursuant to this Agreement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Shares, for a period of two years from the date of its effectiveness (in the case of the initial Registration described in Section 1(a)), a period of nine months from the date of its effectiveness (in the case of the Demand Registration described in Section 1(b)), or such shorter period that shall terminate when all the Shares covered by the Registration Statement (i) have been sold pursuant thereto or (ii) are no longer restricted securities (as defined in Rule 144 under the Securities Act) (in any such case, such period being called the "Registration Period"). The Company shall be deemed not to have used its best efforts to keep the Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Shares covered thereby not being able to offer and sell such Shares during that period, unless such action is required by applicable law.

          (e) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (f) "Transfer Restricted Shares" means each Share until (i) the date on which such Share has been effectively registered under the Securities Act and disposed of in accordance with a Registration Statement or (ii) the date on which such Share is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

     2. Registration Procedures. In connection with the any Registration contemplated by Section 1 hereof the following provisions shall apply:

          (a) The Company shall (i) furnish to VirtualFund, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that VirtualFund is participating in the Registration Statement, the Company shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as VirtualFund reasonably may propose; and (ii) subject to paragraph
(j) of this Section 2, include the names of the Holders who propose to sell Shares pursuant to the Registration Statement as selling securityholders.

          (b) The Company shall give written notice to VirtualFund and the Holders of the Shares (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

               (i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

               (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

               (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

               (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

               (v) of the happening of any event that requires the Company to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading.

          (c) The Company shall make every reasonable effort to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.

          (d) The Company shall furnish to each Holder of Shares included within the coverage of the Registration, without charge, at least one copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

          (e) The Company shall, during the Registration Period, deliver to each Holder of Shares included within the coverage of the Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Shares in connection with the offering and sale of the Shares covered by the prospectus, or any amendment or supplement thereto, included in the Registration Statement.

          (f) Prior to any public offering of the Shares pursuant to any Registration Statement the Company shall register or qualify or cooperate with the Holders of the Shares included therein and their respective counsel in connection with the registration or qualification of the Shares for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder of the Shares reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Shares covered by such Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

          (g) The Company shall cooperate with the Holders of the Shares to facilitate the timely preparation and delivery of certificates representing the Shares to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Shares pursuant to such Registration Statement.

          (h) Upon the occurrence of any event contemplated by clauses (ii) through (v) of Section 2(b) above during the Registration Period, the Company shall promptly prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Shares or purchasers of Shares, the prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (i) The Company shall comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registration and shall make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

          (j) The Company may require each Holder of Shares to be sold pursuant to the Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Shares as the Company may from time to time reasonably require for inclusion in the Registration Statement, and the Company may exclude from such registration the Shares of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

          (k) The Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as any Holder of the Shares shall reasonably request in order to facilitate the disposition of the Shares pursuant to any Registration.

          (l) The Company shall (i) make reasonably available for inspection by the Holders of the Shares, any underwriter participating in any disposition pursuant to the Registration Statement and any attorney, accountant or other agent retained by the Holders of the Shares or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders of the Shares or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the other Holders, by one counsel designated by and on behalf of such other Holders as described in
Section 3 hereof.

          (m) The Company, if requested by any Holder of Shares covered by the Registration Statement, shall cause (i) its counsel to deliver an opinion and updates thereof relating to the Shares in customary form addressed to such Holders and the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of such Registration Statement
(it being agreed that the matters to be covered by such opinion shall include, without limitation, the due incorporation and good standing of the Company and its subsidiaries; the qualification of the Company and its subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 2(k) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the applicable Shares; the absence of material legal or governmental proceedings involving the Company and its subsidiaries; the absence of governmental approvals required to be obtained in connection with the Registration Statement, the offering and sale of the applicable Shares, or any agreement of the type referred to in Section 2(k) hereof; the compliance as to form of such Registration Statement and any documents incorporated by reference therein with the requirements of the Securities Act; and, as of the date of the opinion and as of the effective date of the Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Registration Statement and the prospectus included therein, as then amended or supplemented, and from any documents incorporated by reference therein of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act); (ii) its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the applicable Shares and
(iii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Registration Statement to provide to the selling Holders of the applicable Shares and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

          (n) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Shares or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "Rules") of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Shares or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 2720, shall so require, engaging a "qualified independent underwriter" (as defined in Rule
2720) to participate in the preparation of the Registration Statement relating to such Shares, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the price of such Shares, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 4 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

          (o) The Company shall use its best efforts to take all other steps necessary to effect the registration of the Shares covered by the Registration Statement contemplated hereby.

     3.   Registration Expenses.

          (a) All expenses incident to the Company's performance of and compliance with this Agreement shall be borne by the Company, regardless of whether a Registration Statement is ever filed or becomes effective, including without limitation;

               (i)  all registration and filing fees and expenses;

               (ii) all fees and expenses of compliance with federal securities and state "blue sky" or securities laws;

               (iii) all expenses of printing, messenger and delivery services and telephone;

               (iv) all fees and disbursements of counsel for the Company;

               (v) all application and filing fees in connection with listing the Shares on a national securities exchange, quotation service or over-the-counter market; and

               (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

The Company shall bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.

          (b) The Holders participating in any underwritten offering shall be responsible for any expenses customarily borne by selling securityholders, including underwriting discounts and commissions and fees and expenses of counsel to the selling securityholders to the extent not required to be paid by the Company pursuant to Section 3 hereof.

          (c) In connection with any Registration Statement required by this Agreement, the Company shall reimburse VirtualFund and the Holders of Transfer Restricted Shares who are selling or reselling Shares pursuant to the "Plan of Distribution" contained in the Registration Statement for the reasonable fees and disbursements, up to a maximum of $7,500 per year, of not more than one counsel, who shall be Robins, Kaplan, Miller & Ciresi L.L.P. unless another firm shall be chosen by the Holders of a majority of the Transfer Restricted Shares for whose benefit such Registration Statement is being prepared.

     4.   Indemnification.

          (a) The Company agrees to indemnify and hold harmless each Holder of the Shares and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (each Holder and such controlling persons are referred to collectively as the "Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Shares) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder from whom the person asserting any such losses, claims, damages or liabilities purchased the Shares concerned, to the extent that a prospectus relating to such Shares was required to be delivered by such Holder under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Shares to such person, a copy of the final prospectus if the Company had previously furnished copies thereof to such Holder; provided further, however, that this indemnity agreement shall be in addition to any liability that the Company may otherwise have to such Indemnified Party. The Company shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Shares if requested by such Holders.

          (b) Each Holder of the Shares, severally and not jointly, shall indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement shall be in addition to any liability that such Holder may otherwise have to the Company or any of its controlling persons.

          (c)  Promptly after receipt by an indemnified party under this
Section 4 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this
Section 4, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party shall not be liable to such indemnified party under this Section 4 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section 4 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the sale of the Shares, pursuant to the Registration, or (ii) if allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 4(d), the Holders of the Shares shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Shares pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph
(d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

          (e) The agreements contained in this Section 4 shall survive the sale of the Shares pursuant to the Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

     5.   Delinquency Fee Under Certain Circumstances.

          (a) The Company shall pay the Holders a delinquency fee (the "Delinquency Fee") with respect to the Shares if any of the following events occur (each such event in clauses (i) through (iii) below being herein called a "Registration Default"):

               (i) If the initial Registration Statement required by this Agreement is not filed with the Commission on or prior to the Filing Deadline;

               (ii) If any Registration Statement required by this Agreement has not been declared effective by the Commission by the applicable Effectiveness Deadline; or

               (iii) If the Registration Statement has been declared effective by the Commission but (A) such Registration Statement thereafter ceases to be effective or (B) such Registration Statement or the related prospectus ceases to be usable in connection with resales of Transfer Restricted Shares during the periods specified herein because either (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (2) it shall be necessary to amend such Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder.

Each of the foregoing shall constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Company or pursuant to operation of law or as a result of any action or inaction by the Commission .

          A Delinquency Fee shall accrue on the Shares at the rate of 1.0% of the aggregate Warrant Price of the Shares covered by such Registration Statement for each 30-day period or portion thereof from and after the date on which any such Registration Default shall occur until the date on which all such Registration Defaults have been cured. Any Delinquency Fee due pursuant to this Section 5(a) shall be payable in cash within three (3) business days after written demand for payment is made by the Holders of a majority of the Shares covered by such Registration Statement.

          (b) A Registration Default referred to in Section 5(a)(iii) hereof shall be deemed not to have occurred and be continuing in relation to a Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to the Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events, with respect to the Company that would need to be described in the Registration Statement or the related prospectus and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement the Registration Statement and related prospectus to describe such events; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 15 days, a Delinquency Fee shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured.

     6. Rule 144. The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it shall, upon the request of any Holder of Shares, make publicly available other information so long as necessary to permit sales of their Shares pursuant to Rule 144. The Company covenants that it shall take such further action as any Holder of Shares may reasonably request, to the extent required from time to time to enable such Holder to sell Shares without registration under the Securities Act within the limitation of the exemption provided by Rule 144. The Company shall provide a copy of this Agreement to prospective purchasers of Shares identified to the Company by VirtualFund upon request. Upon the request of any Holder of Shares, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

     7.   Miscellaneous.

          (a) Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under Section 1 hereof may result in material irreparable injury to VirtualFund or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, VirtualFund or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 1 hereof. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (b) No Inconsistent Agreements. The Company shall not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

          (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority of the Shares affected by such amendment, modification, supplement, waiver or consents.

          (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

               (i)  if to VirtualFund:

                    VirtualFund.com, Inc.
                    6462 City West Parkway
                    Suite 175
                    Eden Prairie, MN 55344
                    Fax No.: (952) ___-____
                    Attention: Chief Executive Officer

               (ii) if to the Company:

                    Cash Systems, Inc.
                    3201 West County Road 42, Suite 106
                    Burnsville, Minnesota 55306
                    Fax No.: (952( 895-7308
                    Attention: Christopher D. Larson

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

          (e) Third Party Beneficiaries. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company and VirtualFund, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

          (f) Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns.

          (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (i) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Minnesota without regard to principles of conflicts of laws.

          (j) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first set forth above.


                                   CASH SYSTEMS, INC.


                                   By:    /s/ Craig Potts
                                          ---------------

                                   Name:  Craig Potts
                                          -----------

                                   Title: President
                                          ---------


                                   VIRTUALFUND.COM, INC.

                                   By:    /s/
                                          ---

                                   Name:
                                          ------------------

                                   Title:
                                          ----------------------------